UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 4, 2015
(Date of earliest event reported)

Halyard Health, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36440	46-4987888
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5405 Windward Parkway Suite 100 South Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (678) 425-9273

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
Halyard Health, Inc. (the “Company”) announced its results of operations for the three and six months ended June 30, 2015 in a press release dated August 4, 2015 that is attached and incorporated herein by reference as Exhibit 99.1.
The information, including exhibits attached hereto in Item 2.02 of this Current Report, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No. 99.1. Press release issued by Halyard Health, Inc. on August 4, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALYARD HEALTH, INC.

Date:	August 4, 2015	By:	/s/ Renato Negro
Renato Negro Vice President and Controller